3Q 2018 EARNINGS PRESENTATION OCTOBER 23, 2018 1

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this presentation document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on a high daily aircraft utilization; our ability to implement our growth strategy; our limited number of suppliers; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2017 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our third quarter earnings call (furnished on October 23rd, 2018), which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 32

3Q 2018 EARNINGS UPDATE ROBIN HAYES CEO

EXECUTING OUR PLAN TO REACH $2.50-$3.00 EPS BY 2020

PRE-TAX MARGINS JBLU VS PEERS*



3Q 2018**
TTM**
FY 2017**
3.4%
(GAAP)
9.0%
(Non-GAAP)
11.6%
8.3%
(Non-GAAP)
9.9%
13.0%
(Non-GAAP)
12.8%
jetBlue
Peers
jetBlue
Peers
jetBlue
Peers

*Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results
Superior Margins defined as the simple average of LUV, SAVE, ALK

**Pre-Tax Margins for FY 2017 under new accounting standards for Revenue from Contracts with Customers (Topic 606), where available. 3Q 2018 Non-GAAP figures exclude one-time costs related to E190 transition and pilot contract

Refer to GAAP vs non-GAAP reconciliation in Appendix section

KEY INITIATIVES

GROWTH

- Capacity adjustments in response to higher oil with previously announced 2 point reduction in 4Q 2018
- Cautious approach to 2019 capacity; expect ASM growth between 5 to 7% during 2019

STRUCTURAL COSTS

- In line to hit full year 2018 cost goals despite reduced capacity plan; tracking CASM CAGR 0-1 goal for 2018-2020
- Anticipated run rate savings of $173 million by 2020 driven by progress in four pillars of Structural Cost Program

COMMERCIAL

- Network reallocations to strengthen Focus City relevance; expect $100-120 million revenue benefit by 2020
- Modest benefit begins in 4Q 2018 from ancillary changes launched in 3Q to address higher oil prices; expect annual revenue benefit of $50 million starting in 2019

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COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

FOCUSING CAPACITY PLANS ON POINTS OF STRENGTH


ASM YOY GROWTH
8.7%
7.5 – 9.5%
6.5 – 7.0%
3Q 2018
4Q 2018E
2018E

NYC

- Recent network reallocations adding frequencies to leisure and VFR markets from New York City airports
- Continuing growth through up-gauging in constrained airports (JFK)

BOS

- Adding breadth and depth to existing cities; funded through route and city closures
- Similar to NYC, up-gauging leisure markets, including restyled A320s

FLL

- Optimizing network to strengthen margin and build relevance
- Outperforming system RASM growth for 6th consecutive quarter

MINT / TCON

- Recent redeployments providing RASM benefits in Intra-West
- Transcon remains strong, both Mint and non-Mint

LATIN

- Adjusting capacity to reflect close-in peak demand
- Markets remain strong, on the heels of recent network changes in the region

Note: dotted lines denote guidance

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UNIT REVENUE: STRONG CLOSE TO PEAK SEASON RASM YOY GROWTH • 3Q RASM as expected, strong close-in demand 1.0 – 4.0% − RASM sitting at mid-point of prior guidance of 1-3%, excluding negative impact from severe weather of 0.4 points − Peak season period driven by strong close-in demand across network; solid off-peak close-in trends • 4Q demand expected solid, comps get tougher 2.2% − Temporarily tougher comp (4Q 2017) equal to 1 point 1.7% − Ancillary revenue initiatives (e.g., bag and change fees) in place to strengthen RASM; strong progress and run rate anticipated in 4Q 2018 − Long Beach network reallocation phasing in through 4Q; next phase of network reallocation scheduled to begin in 1Q 2019 1H 2018 3Q 2018 4Q 2018E 77 Note: dotted lines denote guidance

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

3Q 2018 RESULTS IMPACTED BY HIGHER FUEL PRICES RASM CASM EX-FUEL* PRE TAX MARGIN* EARNINGS PER SHARE* (US$ cents) (US$ cents) (US$ cents) 12.91 16.3% 12.70 55 43 8.02 8.27 9.0% 16 3.4% (Non (Non(Non- (Non- (GAAP) GAAP) GAAP)GAAP) (GAAP) GAAP) 3Q 2017 3Q 2018 3Q 2017 3Q 2018 3Q 2017 3Q 2018 3Q 2018 3Q 2017 3Q 2018 3Q 2018 • RASM guide improved during • YoY growth at the lower end • Non-GAAP margin largely • Non GAAP EPS impacted by higher quarter of guidance range impacted by higher fuel price fuel price; partially offset by share repurchases • Continued progress in Tech • GAAP margin impacted by one- Ops driving improvements time costs related to E190 transition and pilot contract 99 *Refer to GAAP vs non-GAAP reconciliation in Appendix section

UNIT COSTS: TRACKING TO FULL YEAR GUIDANCE GOALS CASM EX-FUEL YOY GROWTH* UNDERLYING CASM EX-FUEL YOY GROWTH** Guidance as of 1/25/18 Actuals and Guidance as of 10/23/18 3.2% 1.5% – 3.5% 2.5% 0.0% – 2.0% 0.0% – 2.0% 0.75 – 1.75% 0.6% – 1.6% (3.5) – (1.5)% 3Q 2018 4Q 2018E 2018E 2019E 1H 2018E 2H 2018E 1H 2018A 2H 2018E • 3Q CASM Ex-Fuel at low end of 3 to 5% guidance • Underlying CASM Ex-Fuel tracking to 2018 plan • Headwind from pilot deal (recurring costs, effective 8/1/2018): • On track to achieve expected inflection in 2H 2018 despite 2 points (3Q); 3 points (4Q); 1.3 point (FY 2018), annualized lower capacity headwind is equal to 3 points **CASM ex-fuel, ex-impact of hurricanes Irma & Maria, tax reform bonus paid to *Refer to GAAP vs non-GAAP reconciliation in Appendix section crewmembers, impact of pilot contract (effective 8/1/2018) and special items 10 10 Note: dotted lines denote guidance

ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Aircraft Non-Aircraft 253 243 245 247 249 35 $1.3 - $1.5b 32 34 34 34 21 21 23 25 28 $1.0 - $1.2b 130 130 130 130 130 $40m - $60m 60 60 60 60 60 $290m - $470m 2017 1Q 2018 2Q 2018 3Q 2018 4Q / 2018E 4Q 2018E 2018E 2019E E190 A320 A321 HD A321 Mint *Refer to anticipated aircraft delivery book in Appendix section Guidance as of 10/23/18 11

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH CAPITAL ALLOCATION FRAMEWORK (US$ millions) General Guidelines SOURCES USES • Strive to maintain investment grade financial metrics Net share Debt 338 540 repurchases • Aim for balanced approach to growth, reinvestment and raise 252 Debt capital return to shareholders repayments • We believe E190 transition among best and highest use Cash from operations 1,249 1,076 CAPEX of capital and other • Support EPS growth via share repurchases Beginning cash, End cash, equivalents equivalents Priorities and short 814 937 and short term term • Investments in fleet to support organic growth and investments investments improve returns (e.g., cabin restyling, E190 transition and TTM 3Q 2018 TTM 3Q 2018 lease buy-outs) • Return-accretive non-aircraft CAPEX to support margin commitments and structural cost savings 1212

2018 GUIDE SUMMARY CAPACITY RASM CASM EX-FUEL* ALL-IN FUEL PRICE 4Q 2018 FY 2018 4Q 2018 FY 2018 4Q 2018 FY 2018 4Q 2018 FY 2018 7.5 – 9.5% 6.5 – 7.0% 1.0 – 4.0% N/A (3.5) – (1.5)% 0.75 – 1.75% $2.48 / gal N/A CAPEX AIRCRAFT CAPEX NON-AIRCRAFT OTHER INCOME / (EXPENSE) JTP / JTV (EXPENSES) 4Q 2018 FY 2018 4Q 2018 FY 2018 4Q 2018 FY 2018 4Q 2018 FY 2018 $290 - 470m $895m – 1,075m $40 – 60m $105 – 125m ($20) – (25)m ($65) – (75)m ($8) – (13)m ($37) – (47)m 13 *Refer to GAAP vs non-GAAP reconciliation in Appendix section

APPENDIX A: 3Q 2018 FINANCIAL RESULTS US$ Millions 3Q 2018 3Q 2017 Var % Total Operating Revenues 2,008 1,818 10.5 Aircraft fuel and related taxes 515 347 48.4 Salaries, wages and benefits 515 466 10.5 Landing fees and other rents 114 104 9.7 Depreciation and amortization 125 114 10.4 Aircraft rent 27 26 7.8 Sales and marketing 72 69 4.6 Maintenance, materials and repairs 168 149 12.9 Other operating expenses 277 229 20.5 Special items 112 - - Operating Income 83 314 (73.6) Other Income (Expense) (15) (17) (13.0) Income before taxes 68 297 (77.0) Income tax expense 18 116 (84.7) *Adjusted for one-time NET INCOME costs related to E190 50 181 (72.1) transition and pilot Pre-Tax Margin 3.4% 16.3% (12.9) pts contract Earnings per Share (EPS) $0.16 $0.55 Refer to GAAP vs non- Pre-Tax Margin* 9.0% 16.3% (7.4) pts GAAP reconciliation in Appendix section Earnings per Share (EPS)* $0.43 $0.55 15

APPENDIX B: HURRICANE IMPACT FROM 2017 3Q 2017 4Q 2017 2017 ASM (2.7%) (2.9%) (1.4%) RASM +0.2 pts (0.7) pts (0.2) pts CASM ex-Fuel +2.6 pts +2.4 pts +1.3 pts Pre-Tax Margin (1.5%) (2.2%) (0.9%) EPS Impact (6c) (9c) (15c) 16

APPENDIX C: ANTICIPATED DELIVERY SCHEDULE CURRENT AIRBUS ORDERS A220** A321 CEO/NEO Total 2018 - 3* 3* 2019 - 13 13 2020 5 15 20 2021 4 16 20 2022 8 15 23 2023 19 14 33 2024 22 12 34 2025 2 - 2 Total 60 88 148 Delivery schedule as of October 23rd, 2018 *3 remaining A321 CEO deliveries in 2018 ** Expected delivery schedule subject to finalization 17

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 18

APPENDIX E: NOTE ON NON-GAAP FINANCIAL MEASURES Note A within our quarterly earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on October 23, 2018) provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures. 19